THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT. COPIES OF THE AGREEMENTS COVERING THE PURCHASE OF THESE SECURITIES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICE OF THE CORPORATION.

March 1, 2012

WEBXU, INC.

WARRANT TO PURCHASE COMMON STOCK

Void after March 1, 2017

This certifies that, for value received Breakwater Structured Growth Opportunities Fund, L.P., a Delaware limited partnership, or its permitted transferees and assigns (the “Holder”) is entitled, subject to the terms set forth below, to purchase from Webxu, Inc., a Delaware corporation (the “Company”), One Million (1,000,000) shares of the common stock, $0.001 par value ("Common Stock"), of the Company (the “Warrant Shares”), as constituted on the date hereof (the “Warrant Issue Date”), upon surrender hereof, at the principal office of the Company referred to below, with the Notice of Exercise attached hereto duly executed, and simultaneous payment therefor in lawful money of the United States or otherwise as hereinafter provided, at the Exercise Price as set forth in Section 2 below. The number, character and Exercise Price of such shares of Common Stock subject to this Warrant to Purchase Common Stock (the “Warrant”) are subject to adjustment as provided below. This Warrant is issued to the Holder in connection with certain loans being made by Holder pursuant to the terms of a Loan Agreement between Holder and the Company and subsidiaries thereof dated on or about the date of this Warrant.

1. Term of Warrant. Subject to the terms and conditions set forth herein, this Warrant shall be exercisable, in whole or in part, during the term (the “Term”) commencing on the Warrant Issue Date and ending at 5:00 p.m., Pacific Standard Time, on March 1, 2017.

2. Exercise Price. The price at which this Warrant may be exercised shall be U.S. $1.50 per share of Common Stock as adjusted from time to time pursuant to Sections 8 and 12 hereof (the “Exercise Price”).

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3. Exercise of Warrant.

(a) Method of Exercise. This Warrant is exercisable by the Holder in whole or in part, at any time, or from time to time, during the term hereof as described in Section 1 above, by the surrender of this Warrant and the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company), upon payment of the aggregate Exercise Price for the number of shares for which this Warrant is being exercised either (i) by cash or check, or (ii) by net exercise pursuant to Section 3(b) below. Promptly after such exercise, the Company shall issue and deliver to the Holder a certificate or certificates representing the number of shares of Common Stock issuable upon such exercise. Upon issuances by the Company in accordance with the terms of this Warrant, all such shares of Common Stock shall be validly issued, fully paid and non-assessable, and free from all taxes, liens and encumbrances with respect to the issuance thereof (except for any restrictions on sale imposed pursuant to federal or applicable state securities laws). To the extent permitted by applicable law, this Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided herein, even if the Company's stock transfer books are at that time closed, and the Holder shall be treated for all purposes as the holder of record of the Warrant Shares to be issued upon such exercise as of the close of business on such date. Upon any exercise of this Warrant for fewer than all Warrant Shares purchasable pursuant to the terms of this Warrant, the Company shall cancel this Warrant and execute and deliver a new Warrant or Warrants in substantially identical form for the remaining Warrant Shares.

(b) Net Exercise. If, at the date of calculation set forth below, the fair market value of one Warrant Share is greater than the Exercise Price per share set forth in Section 2 (as adjusted to the date of such calculation), then, in lieu of paying the Exercise Price by cash or check, Holder may elect to exercise all or a portion of the Warrant on a “net exercise” basis by so indicating in the Notice of Exercise delivered to the Company pursuant to Section 3(a) in which case the Company shall issue to Holder that number of Warrant Shares computed using the following formula:

(c) X = Y (A-B)

(d) A

(e) Where:

(f)          X = the number of Warrant Shares to be issued to Holder upon exercise;

(g)                Y =    the total number of Warrant Shares purchasable under the Warrant or, if Holder elects to exercise the Warrant in part, then the number of Warrant Shares as to which such Warrant is being exercised;

(h)                A =    the fair market value of one Warrant Share as determined by the Board of Directors of the Company in good faith in accordance with the terms of this Warrant;

(i)                 B =     the Purchase Price per Warrant Share (as adjusted to the date of such calculation);

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(j) provided, however, that (i) in the event that the Warrant is exercised pursuant to this Section 3(b) at a time during which the Company is not a Public Company (as defined below), the fair market value per Warrant Share shall be based upon the fair market value of the Common Stock of the Company if sold as a going concern and without regard to any discount for the lack of liquidity or on the basis that the relevant securities do not constitute a majority or controlling interest in the Company; and (ii) in the event that the Warrant is exercised pursuant to this Section 3(b) while the Company is a Public Company, the fair market value per Warrant Share shall be the Market Price (as defined elsewhere herein) measured on the business day immediately prior to the date of exercise. For purposes of this Warrant, the Company shall be a "Public Company" for so long it is a reporting company under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and its Common Stock is traded on a national securities exchange, NASDAQ, the OTC Bulletin Board or on another trading market on which the Common Stock is quoted on a daily basis.

(k) No Fractional Shares or Scrip. No fractional shares or scrip representing fractional share shall be issued upon the exercise of this Warrant. Any fractional shares shall be rounded to the nearest whole number.

(l) Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of loss, theft, or destruction, on delivery of an indemnity agreement (without bond) reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

4.  Rights of Shareholders. Subject to Section 8 of this Warrant, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the shares of Common Stock purchasable upon the exercise hereof shall have been issued, as provided herein.

5.  Successors and Assigns.

(a) This Warrant and the Warrant Shares may not be transferred or assigned in whole or in part (i) unless such transfer complies with Section 11(h) of this Warrant; (ii) a pre-transfer document is executed stating the stating the name and address of the assignee and identifying the portion of the Warrant being assigned and (iii) if requested by the Company, an opinion of counsel (by counsel reasonably satisfactory to Company) that no registration or qualification under federal or applicable state securities laws are required in connection with the transfer; provided however that no such opinion of counsel shall be required for transfers to any officer or director of Holder or any general partner of Holder, any partner of Holder, any affiliate of Holder or a partner of an affiliate or any corporation, partnership, limited liability company or other entity or person controlling, controlled by, or under common control with Holder. Subject to any applicable transfer restrictions, the terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the holders hereof and their respective successors and assigns. Should the Warrant be transferred in part such that the Warrant Shares are held by more than two transferees, the Company and the holders of a majority of the Warrant Shares can amend the terms of the Warrant for all warrant holders.

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(b) This Warrant and the Warrant Shares (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) shall be imprinted with a legend in substantially the following form:

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAW OR, IN THE OPINION OF LEGAL COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS EXEMPT FROM REGISTRATION.

6.   Reservation of Stock; Opinions. The Company covenants that during the term this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of this Warrant. The Company further covenants that all shares that may be issued upon the exercise of rights represented by this Warrant and payment of the applicable Exercise Price, all as set forth herein, will be free from all taxes, liens, and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein). The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant. In connection with any exercise of this Warrant, the Company agrees to cause its counsel to render such customary legal opinions regarding the issuance and validity of the Warrant Shares and compliance with applicable securities laws as may be reasonably requested by Holder or as may be required by the Company's transfer agent or any broker of Holder.

7.    Amendments and Waivers. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Holder. No waivers of or exceptions to any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision. Notwithstanding the foregoing, any provision of this Warrant may be amended or waived by written consent of both the Holder and Company.

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8.     Adjustments. The Exercise Price and the number of shares purchasable hereunder are subject to adjustment from time to time as follows:

(a) Reclassification, etc. If the Company at any time while this Warrant, or any portion thereof, remains outstanding and unexpired shall, by reclassification of securities or otherwise, change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 8.

(b) Split, Subdivision or Combination of Shares. If the Company at any time while this Warrant, or any portion hereof, remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the Exercise Price for such securities shall be proportionately decreased and the number of securities issuable upon exercise proportionately increased in the case of a split or subdivision or the Exercise Price of such securities shall be proportionately increased and the number of securities issuable upon exercise proportionately decreased in the case of a combination.

(c) Adjustments for Dividends in Stock or Other Securities or Property. If, while this Warrant, or any portion hereof, remains outstanding and unexpired the holders of the securities as to which purchase rights under this Warrant exist at the time shall have received, or, on or after the record date fixed for the determination of eligible shareholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon the exercise of this Warrant, and without payment of any additional consideration thereof, the amount of such other or additional stock or other securities or property (other than cash) of the Company which such holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 8. The Company agrees that so long as any portion of this Warrant remains outstanding, it shall not pay any cash dividends on any securities as to which purchase rights under this Warrant exist at the time without providing at least ten days prior written notice of the record date of such dividend.

(d) Adjustment for Dilutive issuances.

(i)      Adjustment. If the Company shall issue any Common Stock (or shall be deemed to issue any Common Stock pursuant to subdivision 8(d)(ii)(3) below) other than Excluded Stock for a consideration per share less than the Exercise Price in effect immediately prior to the issuance of such Common Stock (excluding stock dividends, subdivisions, split-ups, combinations, dividends or recapitalizations which are covered by Sections (8)(a),(b) and (c)), the Exercise Price shall thereafter (except as otherwise provided in this Section 8(d)) be adjusted to a price equal to the consideration per share at which such Common Stock is issued (or deemed issued).

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(ii)    Consideration; Common Stock Equivalents. For purposes of any adjustment of the Exercise Price(s) pursuant to clause (i) above, the following provisions shall be applicable:

(1)  Cash Consideration. In the case of the issuance of Common Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor.

(2)  Non-Cash Consideration. In the case of the issuance of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the board of directors of the Company, in accordance with generally accepted accounting principles; provided, however, that if, at the time of such determination, the Common Stock is traded in the over-the-counter market or on a national or regional securities exchange, such fair market value as determined by the board of directors of the Company shall not exceed the aggregate Market Price of that portion of the shares of Common Stock being issued for a consideration other than cash. For purposes of this Warrant, “Market Price” means the closing price of the Common Stock on the principal domestic securities exchange on which such security is listed or the over-the-counter quotation system on which such security is quoted, or, if there have been no sales on any such exchange or quotation system on any day, the average of the highest bid and lowest asked prices on all such exchange or quotation system at the end of such day, or, if on any day such security is not so listed, the average of the highest bid and lowest asked prices on such day.

(3)  Common Stock Equivalents. In the case of the issuance of (i) options to purchase or rights to subscribe for Common Stock (other than Excluded Stock), (ii) securities by their terms convertible into or exchangeable for Common Stock (other than Excluded Stock) or (iii) options to purchase or rights to subscribe for such convertible or exchangeable securities, which, in any case, entitle any person to acquire shares of Common Stock at an effective price per share less than the then Exercise Price as then in effect (such lower price, the “Base Share Price”) then the Exercise Price shall be reduced (but shall never be increased) to equal the Base Share Price. For purposes hereof, if the holder of the Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share that are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share which is less than the Exercise Price, such issuance shall be deemed to have occurred for less than the Exercise Price on such date of the issuance.

(iii)  “Excluded Stock” shall mean all shares of Common Stock issued (or pursuant to subdivision 8(d)(ii)(3) above, deemed to be issued) by the Company:

(1) upon exercise or conversion of any securities of the Company outstanding immediately prior to or on the Warrant Issue Date; or

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(2) as a dividend or other distribution on any capital stock or pursuant to any event for which adjustment is made pursuant to Sections 8(a), (b) or (c) hereof.

(iv)    All shares of Excluded Stock shall be deemed to be outstanding for all purposes of the computations of Section 8(d)(i) above.

(e)  Rounding. All calculations under this Section 8 shall be made to the nearest cent or to the nearest one hundredth (1/100) of a share, as the case may be.

(f)  Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to Section 8 hereof, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of this Warrant a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request, at any time, of any such holder, furnish or cause to be furnished to such holder a like certificate setting forth: (i) such adjustments and readjustments; (ii) the Exercise Price at the time in effect; and (iii) the number of shares and the amount, if any, of other property which at the time would be received upon the exercise of the Warrant.

9.   No Impairment. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all of the provisions of Section 8 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of this Warrant against impairment.

10. [Intentionally omitted]

11. Piggyback Registration Rights.

(a) Definitions. For purposes of this Section 11:

(i)     Rights Holder. The term “Rights Holder” shall mean the holder of Registrable Securities that has registration rights pursuant to this Warrant.

(ii)    Registration. The terms “register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement.

(iii)   Registrable Securities. The term “Registrable Securities” means: (1) all Warrant Shares that are issued or issuable upon exercise of this Warrant, and (2) any shares of Common Stock of the Company issued or issuable, from time to time, upon any reclassification, share combination, share subdivision, stock split, share dividend, or similar transaction or event, or otherwise as a distribution on, in exchange for or with respect to any of the foregoing; provided, however, that the term "Registrable Securities" shall exclude in all events (and such securities shall not constitute "Registrable Securities") (i) any Registrable Securities sold or transferred by a person in a transaction in which the registration rights granted under this Warrant are not assigned in accordance with the provisions of this Warrant, (ii) any Registrable Securities sold in a public offering pursuant to a registration statement filed with the United States Securities and Exchange Commission (“Commission”) or sold pursuant to Rule 144 promulgated under the Securities Act ("Rule 144") or (iii) as to any Rights Holder, all of such Registrable Securities that can be publicly sold without restriction (including, without limitation, as to volume, but by complying with the manner of sale and Form 144 filing requirements, if applicable) pursuant to Rule 144.

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(iv)      Prospectus. The term "Prospectus" shall mean the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement (including, without limitation, any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement), and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

(v)     Registration Statement. “Registration Statement” has the meaning set forth in Section 11(b).

(b) Registration Statement. Subject to the cutback restrictions set forth herein, if at any time after the Warrant Issue Date, the Company shall seek to register any shares of its Common Stock under the Securities Act for sale to the public for its own account or on the account of others on a registration statement promulgated under the Securities Act (“Registration Statement”) (except with respect to registration statements on Form S-4, S-8 or another form not available for registering the Registrable Securities for sale to the public) the Company will promptly give written notice thereof to the Rights Holder. If within ten (10) days after Rights Holder’s receipt of such notice the Rights Holder requests the inclusion of all of Rights Holder’s Registrable Securities, subject to the limitations set forth herein, in such registration, the Company will use commercially reasonable efforts to include in the registration such Registrable Securities. Notwithstanding the foregoing, if either (i) the Registration Statement relates to an underwritten public offering and the underwriter of such offering requests that some or all of the Registrable Securities be excluded from the Registration Statement or (ii) the Registration Statement relates to the resale of shares Common Stock that was issued pursuant to (or was issued upon conversion or exercise of other Company securities that were issued) a capital raising transaction of at least $1,000,000 occurring within three months of, or after, the Company becoming a reporting company under Section 13 or 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the holders of a majority of the shares issued in such capital raising transaction (on a fully diluted basis) request that some or all of the Registrable Securities be excluded from the Registration Statement, the Company shall have no obligation to include the Registrable Securities in such Registration Statement to the extent of such request or to provide notice to the Rights Holder of such Registration Statement if all of the Registrable Securities will be excluded from such Registration Statement; provided, however, that the right to exclude such Registrable Securities shall not apply in the event the Registration Statement includes shares other than shares issued in such capital raising transaction. If any or all of the Registrable Securities are allowed to be included in an underwritten offering, the right to include any Registrable Securities in any such offering shall be subject to (i) the rights of other shareholders of the Company who also have rights to include shares in such offering, (ii) the ability of the underwriter for such offering to exclude some or all of the shares requested to be registered on the basis of a good faith determination that inclusion of such securities might adversely affect the success of the offering or otherwise adversely affect the Company, and (iii) the execution by Rights Holder of the underwriting agreement and other customary documents requested by the managing underwriter that are executed by other holders selling securities in such offering, and the furnishing of such information and documents as the Company or the managing underwriter may reasonably request in connection with such offering.

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(c) Permitted Window. This Section 11(c) only applies if the Registration Statement relates to an offering being conducted pursuant to Rule 415 promulgated under the Securities Act (“Shelf Registration Statement”).

(i)    Rights Holder agrees that Rights Holder will sell the Registrable Securities pursuant to such registration only during a Permitted Window (as defined below). For the purposes of this Warrant, a "Permitted Window" with respect to Rights Holder is a period of 30 consecutive calendar days commencing upon delivery to Rights Holder of the Company's written notification to Rights Holder in response to a Notice of Resale that the Prospectus contained in the Registration Statement is available for resale. In order to cause a Permitted Window to commence, Rights Holder must first give written notice to the Company of its bona fide present intention to sell part or all of the Registrable Securities pursuant to such registration (a "Notice of Resale"). Upon delivery of such Notice of Resale, the Company will give written notice to Rights Holder as soon as practicable, but in no event not more than five (5) business days after such delivery, that (A) the Permitted Window will commence on the date such notice is delivered to Rights Holder, or (B) the Company believes it is appropriate for the Company to supplement the Prospectus or make an appropriate filing under the Exchange Act so as to cause the Prospectus to become current (unless a certificate of the President or Chief Executive Officer is delivered as provided in subparagraph (b) below), or (C) the Company believes it is required under the Securities Act and the Rules and Regulations thereunder to amend the Shelf Registration Statement in order to cause the Prospectus to be current (unless a certificate of the President or Chief Executive Officer is delivered as provided in subparagraph (b) below). If the Company determines that a supplement to the Prospectus, the filing of a report pursuant to the Exchange Act or an amendment Registration Statement required under the Securities Act, as provided above, is necessary, it will take such actions as soon as reasonably practicable (subject to subparagraph (b) below and Section 11(d) below), and the Company will notify Rights Holder when it has filed such supplement, report or amendment, and, in the case of an amendment, the effectiveness thereof, and the Permitted Window will then commence.

(ii)    If the Company furnishes to Rights Holders a certificate signed by the President or Chief Executive Officer of the Company stating that, in the good faith judgment of the Company, there exists (A) a material development or potential material development involving the Company which the Company would be obligated to disclose in the Prospectus contained in the Registration Statement, which disclosure would, in the good faith judgment of the President or Chief Executive Officer or the Board of Directors of the Company, be premature or otherwise inadvisable at such time or (B) a concurrent public filing by the Company with the Commission of a registration statement (other than on Form S-8) registering the offer and sale of shares by the Company, then the Company will have the right (the "Deferral Right") to defer the commencement of a Permitted Window for a period of not more than 30 days after the date of delivery of the Notice of Resale; provided, however, that the Company will not utilize the Deferral Right more than four (4) times in any twelve month period, that the total number of days covered by exercise of the Deferral Rights in any twelve month period shall not exceed 90 days, and that the Company will exercise all good faith efforts to minimize the period of such delays, consistent with the Company's good faith business judgment, including without limitation concerning premature public disclosure of confidential or sensitive information; and provided further, however, that the Company may defer the commencement of the Permitted Window for up to 30 days if so requested by an underwriter in connection with an underwritten offering by the Company of the Company's securities.

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(d) Closing of Permitted Window. This Section 11(d) only applies if the Registration Statement is a Shelf Registration Statement. During a Permitted Window and in the event (i) of the happening of any event of the kind described in Section 11(c)(ii) hereof or (ii) that, in the judgment of the President, Chief Executive Officer or the Company's Board of Directors, it is advisable to suspend use of the Prospectus for a discrete period of time due to undisclosed pending corporate developments or pending public filings with the Commission (which need not be described in detail), the Company shall deliver a certificate in writing to the Rights Holder to the effect of the foregoing and, upon delivery of such certificate, the Permitted Window shall terminate. The Permitted Window shall resume upon Rights Holder's receipt of copies of the supplemented or amended Prospectus, or at such time as Rights Holder is advised in writing by the Company that the Prospectus may be used, and at such time as Rights Holder has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus and which are required to be delivered as part of the Prospectus. In any event, the Permitted Window shall resume no later than 30 days after it has been terminated pursuant to this Section.

(e) Expenses. The registration fees and expenses incurred by the Company in connection with the Registration Statement, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration, shall be borne by the Company. The Company shall also reimburse the Rights Holder for the costs of one independent counsel to the Rights Holder. Subject to the foregoing, the Rights Holder shall be responsible for (i) any fees and expenses of its counsel or other advisers and (ii) any underwriting discounts associated with Rights Holder’s Registrable Securities.

(f) Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 11 that Rights Holder shall furnish to the Company such information regarding it, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to timely effect the registration of its Registrable Securities. In addition, Rights Holder shall be required to make covenants to the Company regarding compliance with stock manipulation regulations and other typical covenants made by someone selling securities pursuant to a registration statement. If such covenants are not delivered or if all such information is not timely delivered to the Company (but in no event later than seven (7) calendar days after the Company requests such information), the Company shall have no obligation to include the Registrable Securities in the Registration Statement.

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(g) Termination of Company’s Obligations. The Company shall have no obligation to register, or maintain, a Registration Statement governing Registrable Securities, (i) if all Registrable Securities have been registered and sold pursuant to registrations effected pursuant to this Warrant, or (ii) for so long as the Company is a Public Company and all Registrable Securities held by Rights Holder may be sold without restriction (including, without limitation, as to volume, but by complying with the manner of sale and Form 144 filing requirements, if applicable) pursuant to Rule 144, as it may be amended from time to time, including but not limited to amendments that reduce that period of time that securities must be held before such securities may be sold pursuant to such rule.

(h) Assignment. Notwithstanding anything herein to the contrary, the registration rights of Rights Holder under Section 11 hereof shall be automatically assigned by Rights Holder to any transferee of all of Rights Holder's Registrable Securities who is a Permitted Transferee (as defined below); provided, however, that (w) no party may be assigned any of the foregoing rights until the Company is given written notice by the assigning party at the time of such assignment stating the name and address of the assignee and identifying the securities of the Company as to which the rights in question are being assigned; (x) that any such assignee shall receive such assigned rights subject to all the terms and conditions of this Warrant; (y) such arrangement is made in accordance with the terms of this Warrant; and (z) no such assignment or assignments shall increase the obligations of the Company hereunder. For purposes of this Warrant, a "Permitted Transferee" shall mean any person who (a) is (i) an "accredited investor" as that term is defined in Rule 501(a) of Regulation D under the Securities Act; or (ii) a partner of Rights Holder, an affiliate of Rights Holder or a partner of an affiliate or any corporation, partnership, limited liability company or other entity or person controlling, controlled by, or under common control with, Rights Holder and (b) is a transferee of the Registrable Securities as permitted under the securities laws of the United States. After a Registration Statement registering any of the Registrable Securities is filed with the Commission, the Company shall have no obligation to file Prospectus supplements or an amendment to the Registration Statement to include the Permitted Transferee in the “Selling Shareholder” table of the Prospectus.

(i) Notice of Registered Transfer. Upon any transfer of Registrable Securities pursuant to a Shelf Registration Statement, Rights Holder will be required to deliver to the Company an executed notice of transfer in form reasonably acceptable to the Company, which form shall include, among other things, a representation that (i) the transfer was made in accordance with the plan of distribution section of the Registration Statement and (ii) the Rights Holder and the shares that were transferred were listed in the selling shareholder table of the Prospectus or in amendments or supplements thereto. Rights Holder understands and agrees that no transfer may be made by Rights Holder pursuant to the Registration Statement unless (i) the Registration Statement is effective and (ii) neither the Commission nor any market on which the Company’s securities are traded has halted trading of the Common Stock.

12. Notices of Record Date. In the event of any taking by the Company of a record of the holders of Common Stock for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right, as a class, to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property or to receive any other right as a class, the Company shall notify Holder at least ten (10) days prior to such record date, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution or right, and the amount and character of such dividend, distribution or right.

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13. Governing Law. This Warrant shall be governed by the internal laws of the State of Delaware applicable to contracts made between residents of the State of Delaware and without regard to any conflict of law principles.

14. Notices. All notices required under this Warrant shall be deemed to have been given or made for all purposes (i) upon personal delivery, (ii) upon confirmation receipt that the communication was successfully sent to the applicable number if sent by facsimile; (iii) one day after being sent, when sent by professional overnight courier service, or (iv) five days after posting when sent by registered or certified mail to either party hereto at the address set forth below or at such other address as either party may designate by notice pursuant to this Section 12.

If to the Company:	Webxu, Inc.
11999 San Vicente Boulevard, Suite 400
Los Angeles, California 90049
Attention: Matt Hill, CEO
Fax: (323) 978-1211

If to the Holder:	At the address provided to the Company by the Holder or such other address as the Holder may request by notifying the Company in writing.

15. Captions. The Section and subsection headings of this Warrant are inserted for convenience only and shall not constitute a part of this Warrant in construing or interpreting any provision hereof.

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IN WITNESS HEREOF, WEBXU, INC. has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated: March 1, 2012

WEBXU, INC., a Delaware corporation

	By:	/s/ Jeffrey Aaronson
	Name:	Jeffrey Aaronson
	Title:	Chief Financial Officer

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NOTICE OF EXERCISE

(to be signed only on exercise of Warrant)

To:        Webxu, Inc.

(1) The undersigned hereby irrevocably elects to purchase _________________* shares of common stock of WEBXU, INC. pursuant to the terms of the attached Warrant and tenders herewith payment of the purchase price for such shares in full; or

Exercise the attached Warrant with respect to _________________ shares of common stock of WEBXU, INC., pursuant to the net exercise provisions of Section 3(b) of the attached Warrant;(2) In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of common stock are being acquired solely for the account of the undersigned and not as a nominee for any other party, and for investment, and that the undersigned will not offer, sell, or otherwise dispose of any such shares of common stock except under circumstances that will not result in a violation of any federal securities laws, including without limitation the Securities Act of 1933, as amended, any state securities laws or any applicable securities laws of foreign jurisdictions, or any rules or regulations promulgated thereunder.

[NAME]

Date:	By:
(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

* Insert here the number of shares as to which the Warrant is being exercised.

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